FORM 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934

             Date of Report:   February 4, 2005


                       BORGWARNER INC.
   (Exact name of registrant as specified in its charter)


           Delaware              1-12162
                                                    13-3404508
     (State of Incorporation)(Commission File No.)  (IRS
     Employer                          Identification No.)

               5435 Corporate Drive, Suite 150
                       Troy, MI 48098
          (Address of principal executive offices)

    Registrant's telephone number, including area code:
                       (248) 373-5550

     [ ]   Written communications pursuant to Rule 425
           under the Securities Act (17 CFR 230.425)
     [ ]   Soliciting material pursuant to Rule 14a-12
           under the Exchange Act (17 CFR 240.14a-12)
     [ ]   Pre-commencement communications pursuant to Rule
           14d-2(b) under the Exchange Act (17 CFR
           240.14d-2[b])
     [ ]   Pre-commencement communications pursuant to Rule
           13e-4[c] under the Exchange Act (17 CFR
           240.13e-4[c])

           Item 2.02      Results of Operations and Financial Condition

           On February 4, 2005, BorgWarner Inc. issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the company's year end results. The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of the Securities Exchange Act of 1934, as amended.




     SIGNATURES

           Pursuant to the requirements of the Securities
     Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                         BORGWARNER INC.



                         By:/s/ Vincent M. Lichtenberger
                         --------------------------------
                         Vincent M. Lichtenberger
                         Assistant Secretary

     Dated: February 4, 2005